UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2006

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
(650) 624-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 99.1

ITEM 8.01. OTHER EVENTS.
Cytokinetics, Incorporated (the “Company”) issued a press release and will hold a conference call and webcast in connection with the announcement of results from a Phase I clinical trial of its drug candidate, CK-1827452, a novel cardiac myosin activator, administered intravenously. The clinical trial was designed as a double-blind, randomized, placebo-controlled, dose-escalation trial conducted to investigate the safety, tolerability, pharmacokinetics and pharmacodynamic profile of a six-hour infusion of CK-1827452 in healthy volunteers. Data from the Phase I clinical trial of CK-1827452 will be presented at the 10th Annual Meeting of the Heart Failure Society of America on Wednesday, September 13, 2006 in Seattle, Washington. A copy of the press release is being filed with this Current Report on Form 8-K as Exhibit 99.1, and is hereby incorporated by reference under this Item 8.01. The press release contains information regarding access to the conference call and webcast concerning the subject matter of the release, which is scheduled to take place at 10:30 AM (Eastern Time) on June 29, 2006.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Clinical Trial Announcement Press Release, dated June 29, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ Sharon Surrey-Barbari
Sharon Surrey-Barbari
Senior Vice President, Finance and Chief Financial Officer

Dated: June 29, 2006

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